UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey

(Address of principal executive offices)

07083

(Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBBYQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on April 23, 2023 (the “Petition Date”), Bed Bath and Beyond Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).

Item 1.01. Entry into a Material Definitive Agreement.

DIP Credit Agreement

The information set forth below under Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement (defined below), which the Company filed in the Current Report on Form 8-K filed with the SEC on April 24, 2023, is incorporated herein by reference.

Notice of Successful Bidder

As previously disclosed, the Company Parties, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Overstock.com, Inc., a Delaware corporation (“Overstock”), under which, subject to the terms and conditions set forth in the Purchase Agreement, Overstock agreed to acquire certain assets of the Company Parties, including intellectual property, business data, rights to mobile applications, and certain contracts and other related assets (collectively, the “Assets”), and assume certain specified liabilities of the Company Parties (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities, the “Transaction”) for a total purchase price of $21,500,000. Overstock was designated as the “stalking horse” bidder under Section 363 of the U.S. Bankruptcy Code and the Transaction was subject to an auction process conducted in accordance with bidding procedures approved by the Bankruptcy Court. On June 21, 2023, Overstock was selected as the successful bidder following a bidding process conducted under procedures approved by the Bankruptcy Court (the “Successful Bid”).

The Transaction is subject to a number of customary conditions, which, among others, include the entry of an order of the Bankruptcy Court authorizing and approving the Transaction. The Company Parties will seek approval of the Successful Bid and the Purchase Agreement at a sale hearing on June 27, 2023, and the transaction is expected to close shortly thereafter. The Purchase Agreement contains certain termination rights for both the Company Parties and Overstock, including the right to terminate the Purchase Agreement if the Transaction is not consummated by July 3, 2023.

Item 1.03. Bankruptcy or Receivership.

DIP Credit Agreement

On June 15, 2023, the Bankruptcy Court issued a final order (the “Final Order”) pursuant to the Bankruptcy Court authorizing, on a final basis, among other things: (1) entry into a senior secured super-priority debtor in possession term loan credit facility (the “DIP Facility”) provided under a post-petition debtor-in-possession credit agreement the “DIP Credit Agreement”), consisting of (i) a new money single draw term loan facility in the amount of $40 million, and (ii) a roll-up of certain secured obligations under the existing prepetition credit agreement between the Company Parties and the Prepetition FILO Lenders in the amount of $200 million, and (2) the granting of liens pursuant to which the borrowings under the DIP Facility will be senior secured obligations of the Company and certain Company Parties, secured by a superpriority lien on the collateral under the Amended and Restated Credit Agreement, dated as of August 9, 2021 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of August 31, 2022, that certain Second Amendment to Amended and Restated Credit Agreement and Waiver, dated as of February 7, 2023, that certain Third Amendment to Amended and Restated Credit Agreement and Waiver, dated as of March 6, 2023, that certain Fourth Amendment to Amended and Restated Credit Agreement and Waiver, dated as of March 30, 2023, that certain Fifth Amendment to Amended and Restated Credit Agreement and Waiver, dated as of April 6, 2023 and that certain Sixth Amendment to Amended and Restated Credit Agreement, Consent and Waiver, dated as of April 21, 2023), as well as all previously unencumbered assets of the Company Parties (subject to customary exceptions).

The DIP Credit Agreement has various customary covenants, as well as covenants mandating compliance by the Company Parties with a 13-week budget, variance testing and reporting requirements, among others. The proceeds of all or a portion of the DIP Credit Agreements may be used for, among other things, post-petition working capital for the Company and its subsidiaries, payment of costs to administer the Chapter 11 Cases, payment of expenses and fees of the transactions contemplated by the Chapter 11 Cases, payment of court-approved adequate protection obligations under the DIP Credit Agreement and DIP Facility, and payment of other costs, in each case, subject to an approved budget and such other purposes permitted under the DIP Credit Agreement and the Final Order or any other order of the Bankruptcy Court.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to the Purchase Agreement or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the occurrence of any event, the possibility that the anticipated benefits of the Transaction are not realized when expected or at all; the possibility that the Transaction may be more expensive to complete than anticipated; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Credit Agreement and other financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; risks relating to the delisting of the Common Stock from Nasdaq and quotation of the Company’s common stock; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, including any projections, as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023

BED BATH & BEYOND INC.

By:	/s/ David M. Kastin
David M. Kastin
Executive Vice President, Chief Legal Officer & Corporate Secretary

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